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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): MAY 20, 1999



                                 WESTAFF, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                0-024990            94-1266151

                                ------------
        State or other          (Commission         (I.R.S. Employer
        jurisdiction of         File Number)        Identification No.)
        incorporation)



                    301 LENNON LANE, WALNUT CREEK, CA 94598
               (Address of principal executive offices/Zip Code)



      Registrant's telephone number, including area code: (925) 930-5300


  Former name, former address, and former fiscal year, if changed since last report: N/A

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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)    Previous Independent Accountants

          (i) On May 20, 1999 PricewaterhouseCoopers LLP resigned as independent accountants of Westaff, Inc. (the "Registrant").

          (ii) The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the past two fiscal years ended November 1, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) While the Registrant has not yet engaged a successor accounting firm, the Audit Committee of the Registrant's Board of Directors has initiated a process of screening accounting firms and it will be interviewing select firms based on responses to a request for proposal. The Registrant anticipates naming a successor accounting firm within the near future.

          (iv) In connection with its audits for the two most recent fiscal years and through May 20, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

          (v) During the Registrant's two most recent fiscal years and through May 20, 1999, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v).

          (vi) The Registrant has provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested PricewaterhouseCoopers LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter dated May 27, 1999 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable

(c) The letter of PricewaterhouseCoopers LLP is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 1999


                                        WESTAFF, INC.


                                        By: /s/ Paul A. Norberg
                                        Paul A. Norberg
                                        Executive Vice President
                                        and Chief Financial Officer





Exhibit No.                             Description

  16.1                                  Letter from PricewaterhouseCoopers LLP
                                        dated May 27, 1999